SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 22, 2002

RESTORATION HARDWARE, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-24261	68-0140361

(Commission	(IRS Employer

File Number)	Identification No.)

15 Koch Road, Suite J, Corte Madera, California	94925

(Address of Principal Executive Offices)	(Zip Code)

(415) 924-1005
(Registrant’s Telephone Number, Including Area Code)

Item 5. Other Events.

         On May 22, 2002, we issued a press release announcing our financial results for the first quarter of fiscal 2002. The full text of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

         (c)  Exhibits.

Exhibit No.	Description

99.1	Press Release, dated May 22, 2002, regarding the registrant’s financial results for the first quarter of fiscal 2002.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESTORATION HARDWARE, INC.

Dated: May 22, 2002	By:	/s/ Kevin W. Shahan

Kevin W. Shahan, Vice President and Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

99.1	Press Release, dated May 22, 2002, regarding the registrant’s financial results for the first quarter of fiscal 2002.